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EXHIBIT 11.1  Statement re: Computation of Per Share Earnings (Loss)

                                              Three Months Ended       Nine Months Ended
                                                 September 30,           September 30,
                                                1997       1996         1997       1996
                                             --------------------------------------------
PRIMARY
Weighted average common shares outstanding   2,305,500  2,305,500    2,305,500  1,749,945
Common equivalent shares attributable to
  convertible preferred stock                        -          -            -          -
Common equivalent shares attributable to
  the net effect of dilutive stock options
  based on the treasury stock method using
  average market price                               -          -            -          -
Shares related to SAB No. 55, 64 and 83              -          -            -          -
Number of shares used in computing per       --------------------------------------------
  share amounts                              2,305,500  2,305,500    2,305,500  1,749,945
                                             --------------------------------------------
Net income                                  $  107,213 $   65,088   $  252,568 $  385,686
Net income per share                        $     0.05 $     0.03   $     0.11 $     0.22

FULLY DILUTED
Weighted average common shares outstanding   2,305,500  2,305,500    2,305,500  1,749,945
Common equivalent shares attributable to
  convertible preferred stock                        -          -            -          -
Common equivalent shares attributable to
  the net effect of dilutive stock options
  based on the treasury stock method using
  quarter end (period-end) price, if higher
  than average market price                      4,372          -        3,162          -
Shares related to SAB No. 55, 64 and 83              -          -            -          -
Number of shares used in computing per       --------------------------------------------
  share amounts                              2,309,872  2,305,500    2,308,662  1,749,945
                                             --------------------------------------------
Net income                                  $  107,213 $   65,088   $  252,568 $  385,686
Net income per share                        $     0.05 $     0.03   $     0.11 $     0.22


<F1>
Please refer to Notes to Condensed Financial Statements, #6 and #10 for additional information related to the above schedule on "Calculation of Earnings Per Share."

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